UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2015

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On November 13, 2015, we held an annual meeting of shareholders. A total of 11,966,958 shares of our common stock were outstanding as of September 25, 2015, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our shareholders elected Dr. Peter Daddona and Vikram Lamba as members of our board of directors as Class I directors for a three-year term. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Peter Daddona	7,111,668	1,687,523	653,681
Vikram Lamba	7,121,668	1,677,523	653,681

Proposal Two: Approval of Stock Option Exchange Program

Our shareholders voted to approve a stock option exchange program. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
6,114,160	2,684,151	880	653,681

Proposal Three: Ratification of Marcum LLP as our Independent Registered Public Accountants for Fiscal 2015

Our shareholders ratified our selection of Marcum LLP as our independent registered public accountants for our fiscal year ending December 31, 2015. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
9,447,094	2,690	3,088	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: November 19, 2015	By:	/s/ Vikram Lamba
Name: Vikram Lamba
Title: Chief Executive Officer

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